Exhibit 10.2

JOINDER AND FIFTH AMENDMENT TO

UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT

This JOINDER AND FIFTH AMENDMENT TO UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT (“Amendment”), dated as of May 17, 2012, is made by Federal Insurance Company, an Indiana corporation (“Federal”); American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., and The Insurance Company of the State of Pennsylvania (collectively “AIG”); Liberty Mutual Insurance Company, a Massachusetts company, Liberty Mutual Fire Insurance Company, and Safeco Insurance Company of America (collectively, “Liberty Mutual”); and Quanta Services, Inc., a Delaware corporation (the “Company”), and the other undersigned Indemnitors.

W I T N E S S E T H:

WHEREAS, Federal, AIG and Liberty Mutual, the Company, and the other Indemnitors are party to that certain Underwriting, Continuing Indemnity and Security Agreement, dated as of March 14, 2005 (the “Original Agreement”), as amended by that certain Joinder Agreement and Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of November 28, 2006, wherein AIG was added as a Surety, as further amended by that certain Second Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of January 9, 2008, as further amended by that certain Joinder and Third Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of December 19, 2008, as further amended by that certain Joinder Agreement and Fourth Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of March 31, 2009, wherein Liberty Mutual was added as a Surety (collectively, the “Underwriting Agreement”);

WHEREAS, the parties desire to add certain additional Domestic Subsidiaries of Quanta Services, Inc. as Principals and Indemnitors under the Underwriting Agreement, as amended by this Amendment; and

WHEREAS, the parties to the Underwriting Agreement desire to further amend the Underwriting Agreement as hereinafter set forth, and this Amendment, the terms hereof and consummation of the transactions contemplated hereby will be beneficial to the Company and the other Indemnitors;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment and not otherwise defined are used as defined in the Underwriting Agreement.

2. Exhibit A. Exhibit A to the Underwriting Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

3. Representations and Warranties. Each party to this Amendment, individually and for itself only, hereby represents and warrants to each of the other parties as follows:

3.1 The execution, delivery and performance by such party of this Amendment and the performance by such party of its respective obligations under this Amendment and the Underwriting Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary corporate or other such action, if any, and (b) do not and will not, with or without the giving of notice or lapse of time or both, (i) contravene any term or condition of its organizational documents or (ii) violate any applicable laws. Such party has all requisite corporate, partnership or limited liability company power and authority to enter into this Amendment and to perform its obligations hereunder and under the Underwriting Agreement as amended hereby.

3.2 This Amendment has been duly and validly executed and delivered by such party and this Amendment and the Underwriting Agreement, as amended hereby, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4. Warranties and Covenants of New Indemnitor. Each of Conam Construction Co., a Texas corporation, Crux Subsurface, Inc., a Delaware corporation, Energy Construction Services, Inc., a Delaware corporation, InfraSource, LLC, a Delaware limited liability company, Island Mechanical Corporation, a Hawaii corporation, Price Gregory Construction, Inc., a Delaware corporation, Price Gregory International, Inc., a Delaware corporation, Quanta Power Generation, Inc., a Delaware corporation, Road Bore Corporation, a Hawaii corporation, and Service Electric Company, a Delaware corporation (each, a “New Indemnitor”), represents and warrants to Surety that all of the representations and warranties made by the Indemnitors in the Original Agreement (whether made as an Indemnitor or as a Principal) are true and correct as applicable to such New Indemnitor in all material respects, as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date). Each New Indemnitor hereby acknowledges, agrees, and confirms that, by its execution of this Amendment, such New Indemnitor will be deemed to be a party to the Underwriting Agreement, as amended by this Amendment, and an “Indemnitor” and “Principal” for all purposes of the Underwriting Agreement, as amended by this Amendment, and will have all the obligations of an Indemnitor and Principal thereunder as if it had executed the Underwriting Agreement. Each New Indemnitor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Underwriting Agreement, as amended by this Amendment, applicable to such New Indemnitor (whether as an Indemnitor or Principal). Without limiting the generality of the foregoing terms of this Section 4, each New Indemnitor hereby grants to the Surety a security interest in any and all right, title and interest of such New Indemnitor in and to the Collateral of such New Indemnitor to secure the prompt payment and performance in full when due of any Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended or renewed.

5. Due Diligence Items Required to be Delivered by New Indemnitor. Each New Indemnitor will deliver to Surety the following, in form and substance reasonably satisfactory to Surety and its counsel:

(a) Favorable opinions of both outside and in-house counsel to Principal and Indemnitors, with respect to New Indemnitors, substantially in the form attached to the Underwriting Agreement as Exhibit C thereto, with such modifications thereto as are requested by such counsel and acceptable to Surety and its counsel in their reasonable discretion;

(b) an officer’s certificate of such New Indemnitor certifying appropriate resolutions authorizing the execution, delivery and performance of this Amendment and performance of the Underwriting Agreement, as amended by this Amendment, certifying that such resolutions have been approved in accordance with such New Indemnitor’s governing documents together with copies of such governing documents, and certifying incumbencies and true signatures of the officers so authorized; and

(c) evidence of the good standing of such New Indemnitor in the jurisdiction in which such New Indemnitor is formed.

6. Power of Attorney. Each New Indemnitor hereby irrevocably constitutes and appoints Quanta Services, Inc. (and all officers, employees or agents designated by Quanta Services, Inc.), with full power of substitution, as such New Indemnitor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such New Indemnitor and in the name of such New Indemnitor or in its own name, from time to time in Quanta Services, Inc.’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Amendment or the Underwriting Agreement and to amend, modify or supplement the Underwriting Agreement or other Surety Credit Documents in any manner. Each New Indemnitor hereby ratifies and agrees to be bound by, to the fullest extent permitted by law, all that Quanta Services, Inc. will lawfully do or cause to be done by virtue hereof.

7. Amendments. By executing and delivering this Amendment, Federal, AIG, Liberty Mutual, the Company, and each other Indemnitor hereby agrees that, effective as of the date of this Amendment, the Underwriting Agreement is hereby amended as follows:

(a) The Underwriting Agreement is hereby amended by adding the following new Section 54 immediately following Section 53 of the Underwriting Agreement:

54. Collateral Release. Notwithstanding anything in this Agreement or any other Surety Credit Document to the contrary, subject to prior or concurrent release by Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the lenders under that certain Second Amended and Restated Credit Agreement, dated as of August 2, 2011, as amended, modified, supplemented and extended from time to time (including, without limitation, any renewals, restatements and replacements thereof) (the “Second Amended and Restated Credit Agreement”), among the Administrative Agent, such lenders, Quanta Services, Inc. and its subsidiaries party thereto, of the Administrative Agent’s liens and security interests granted pursuant to the Collateral Documents (as such term is defined in the Second Amended and Restated Credit Agreement), upon notice from Quanta Services, Inc., on the first date (the “Release Date”) on which the corporate credit rating of Quanta Services, Inc. is BBB- (stable) or higher by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. and any successor thereto (“S&P”), and the corporate family rating of Quanta Services, Inc. is Baa3 (stable) or higher by Moody’s Investors Service, Inc. and any successor thereto (“Moody’s”), so long as no default or Event of Default exists on such date or immediately after giving effect to the release of liens contemplated hereby, any and all liens and security interests (including, without limitation, all Liens (as such term is defined in this Agreement) created by or arising in connection with this Agreement or any other Surety Credit Document shall automatically and immediately be fully released and all Collateral shall automatically and immediately be released from all such liens, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral or any other collateral or property constituting such a lien or subject to any such lien shall terminate and revert to the Indemnitors (the “Collateral Release”). At the request and sole expense of any Indemnitor following any such release, the Surety shall deliver to such Indemnitor any Collateral or other such property held by the Surety under any Surety Credit Document, and execute and deliver to such Indemnitor such documents as such Indemnitor shall reasonably request to evidence such release. In the event Surety requires Indemnitors to execute such documents, promptly, and in any event within 60 days (or such longer period as is reasonably acceptable to the Surety) after notice to Quanta Services, Inc. from the Surety following the first date after the Release Date on which the corporate credit rating of Quanta Services, Inc. by S&P falls below BBB- or the corporate family rating of Quanta Services, Inc. by Moody’s falls below Baa3, the Indemnitors shall (i) execute and deliver to the Surety security documents, in form and substance reasonably satisfactory to the Surety, pursuant to which the Indemnitors shall grant to the Surety a security interest in all property (and types of property) then owned or held by such Person that constituted Collateral under the Surety Credit Documents as in effect immediately prior to the Release Date and (ii) take such actions as shall be necessary or reasonably requested by the Surety to grant and perfect such Liens all at the expense of the Indemnitors (a “Collateral Reinstatement”). Without limiting the generality of the foregoing and except as provided in the following sentence, at all times after any Release Date and prior to consummation of a Collateral Reinstatement, Section 3(e) of this Agreement shall be deemed to have been deleted and this Section 54 shall govern and control to the extent of any conflict between the other provisions of this Agreement (including, without limitation, Section 5 of this Agreement) or the other Surety Credit Documents and this Section 54. In the event Indemnitors fail to execute and deliver to Surety the above required documents, or Surety determines that it would prefer to proceed without these documents, then a Collateral Reinstatement will have occurred and this Section 54 will automatically be rendered null and void at such time as the corporate credit rating of Quanta Services, Inc. by S&P falls below BBB- or the corporate family rating of Quanta Services, Inc. by Moody’s falls below Baa3 and the terms of the Surety Credit Documents will be reinstated as though this Section 54 was never added to this Agreement. Notwithstanding any provisions of this Section 54, the foregoing Collateral Release will not adversely affect or modify: (x) Surety’s right to decline to execute any and all bonds in Surety’s discretion, all as further provided in Section 3; (y) the contractual rights of Surety upon default as provided in Section 33 of this Agreement and as provided under the Indemnity Agreement; and (z) Surety’s rights of equitable subrogation, which are hereby acknowledged by Indemnitors.

(b) The Underwriting Agreement is hereby amended by adding the following sentence immediately following the second sentence of the second paragraph of Section 5 of the Underwriting Agreement:

Indemnitors’ obligation to keep Surety’s security interest properly perfected will be deemed to have been met with respect to any Collateral in which a security interest can be perfected by the filing of a UCC financing statement if a UCC financing statement that perfects such security interest has been filed in the required jurisdiction naming one or more of the companies that is a “Surety” as a named “secured party” on such filing.

8. Further Instruments and Actions. The parties to this Amendment hereby agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent and purpose of this Amendment and the Underwriting Agreement, as amended hereby.

9. Amendment. This Amendment may not be amended or modified except by a writing signed by or on behalf of each of the parties hereto.

10. Headings. The section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

11. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles).

12. Ratification. The Underwriting Agreement, the other Surety Credit Documents and any other documents executed and delivered pursuant thereto or in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms, as modified by this Amendment.

13. Entire Agreement. This Amendment, together with the Underwriting Agreement and the other Surety Credit Documents, represent the entire agreement between the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

14. Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

15. Binding Agreement. This Amendment, and the terms, covenants and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties, and their respective successors and permitted assigns.

16. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile copy of an executed original counterpart of this Amendment shall have the same force and effect as an executed original counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	/s/ Martin E. Lubin
Name:	Martin E. Lubin
Title:	Vice President

LIBERTY MUTUAL INSURANCE COMPANY

By:	/s/ Danielle Pederson
Name:	Danielle Pederson
Title:	Underwriting Manager

LIBERTY MUTUAL FIRE INSURANCE COMPANY

By:	/s/ Danielle Pederson
Name:	Danielle Pederson
Title:	Underwriting Manager

SAFECO INSURANCE COMPANY OF AMERICA

By:	/s/ Danielle Pederson
Name:	Danielle Pederson
Title:	Underwriting Manager

AMERICAN HOME ASSURANCE COMPANY NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:	/s/ Anthony Romano
Name:	Anthony Romano
Title:	Vice President

PRINCIPAL/INDEMNITORS:

QUANTA SERVICES, INC.

By:	/s/ Darren B. Miller
Name:	Darren B. Miller
Title:	Vice President-Information Technology and
Administration

ALLTECK LINE CONTRACTORS (USA), INC.
BLAIR PARK SERVICES, LLC
CAN-FER UTILITY SERVICES, LLC
CCLC, INC.
CMI SERVICES, INC.
CROCE ELECTRIC COMPANY, INC.
DACON CORPORATION
DASHIELL CORPORATION
DILLARD SMITH CONSTRUCTION COMPANY
FIVE POINTS CONSTRUCTION CO.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE CONSTRUCTION SERVICES, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE PIPELINE FACILITIES, INC.
INFRASOURCE TELECOMMUNICATION SERVICES, LLC
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY MANUEL BROS., INC.
MEARS GROUP, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEJIA PERSONNEL SERVICES, INC.

M.J. ELECTRIC CALIFORNIA, INC.

M.J. ELECTRIC, LLC

NORTH SKY COMMUNICATIONS, INC.

PAR ELECTRICAL CONTRACTORS, INC.

PARKSIDE SITE & UTILITY COMPANY CORPORATION

PARKSIDE UTILITY CONSTRUCTION CORP.

PAULEY CONSTRUCTION INC.

POTELCO, INC.

PROFESSIONAL TELECONCEPTS, INC. (IL)

PROFESSIONAL TELECONCEPTS, INC. (NY)

QUANTA DELAWARE, INC.

QUANTA GOVERNMENT SERVICES, INC.

QUANTA GOVERNMENT SOLUTIONS, INC.

QUANTA UTILITY INSTALLATION
COMPANY, INC.

QUANTA UTILITY SERVICES – GULF STATES, INC.

QUANTA WIRELESS SOLUTIONS, INC.

SOUTHWEST TRENCHING COMPANY, INC.

SPALJ CONSTRUCTION COMPANY

SUMTER UTILITIES, INC.

SUNESYS, LLC

THE RYAN COMPANY, INC.

TOM ALLEN CONSTRUCTION COMPANY

TRAWICK CONSTRUCTION COMPANY, INC.

UNDERGROUND CONSTRUCTION CO., INC.

UTILITY LINE MANAGEMENT SERVICES, INC.

VCI CONSTRUCTION, INC.

WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

TJADER, L.L.C.

By:	Spalj Construction Company,
Its Sole Member

By:	/s/ Nicholas M. Grindstaff
Name: Nicholas M. Grindstaff
Title: Treasurer

MEARS/CPG LLC

By:	Mears Group, Inc., The Sole Member of the foregoing limited liability company

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P. LINDSEY ELECTRIC, L.P. NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc., Its General Partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc., Its General Partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

NEW INDEMNITORS:

CONAM CONSTRUCTION CO.

CRUX SUBSURFACE, INC.

ENERGY CONSTRUCTION SERVICES, INC.

INFRASOURCE, LLC

ISLAND MECHANICAL CORPORATION

PRICE GREGORY CONSTRUCTION, INC.

PRICE GREGORY INTERNATIONAL, INC.

QUANTA POWER GENERATION, INC.

ROAD BORE CORPORATION

SERVICE ELECTRIC COMPANY

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FEDERAL/QUANTA SERVICES, INC.

CURRENT EXHIBIT A – LIST OF PRINCIPAL/INDEMNITORS

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Quanta Services, Inc.	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, TX 77056	74-2851603	None

Allteck Line Contractors (USA), Inc.	Washington	9718 197 B Street Langley, BC V1M3G3 Canada	98-0198185	None

Blair Park Services, LLC	Delaware	185 Titus Avenue Warrington, PA 18976	20-5566110	Blair Park Services, Inc. InfraSource Blair Park Services, LLC

CAN-FER Utility Services, LLC	Delaware	3340 Roy Orr Boulevard Grand Prairie, TX 75050	76-0589263	CAN-FER Construction Company

CCLC, Inc.	Delaware	5132 State Highway 12 South, P.O. Box 311 Norwich, NY 13815	74-2947665	CCLC, Inc. of Delaware

CMI Services, Inc.	Florida	1555 South Blvd. Chipley, FL 32428	59-3371172	FL CMI Services, Inc. Florida CMI Services, Inc.

Conam Construction Co.	Texas	301 W. Northern Lights Blvd., Ste. 300 Anchorage, AK 99503	75-1984829	None

Croce Electric Company, Inc.	Delaware	14100 East Thirty-Fifth Place, Ste. 100 Aurora, CO 80011	76-0605518	Croce Electric Company

Crux Subsurface, Inc.	Delaware	16707 E. Euclid Ave. Spokane Valley, WA 99216	76-0644263	Quanta LXV Acquisition, Inc.

Dacon Corporation	Delaware	1300 Underwood Road Deer Park, TX 77536	20-3699950	None

Dashiell Corporation	Delaware	12301 Kurland Drive Ste. 400 Houston, TX 77034	20-3699713	Dashiell, LLC Dacon Corporation

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Digco Utility Construction, L.P.	Delaware	1608 Margaret Street Houston, TX 77093	76-0612176	Digco Utility Construction Limited Partnership Ranger Field Services, Inc.

Dillard Smith Construction Company	Delaware	4001 Industry Dr. Chattanooga, TN 37416	76-0589264	P.D.G. Electric Company Dillard Smith Construction Company (Delaware)

Energy Construction Services, Inc.	Delaware	14100 East Thirty-Fifth Place Ste. 100, Aurora, CO 80011	27-4914829	None

Five Points Construction Co.	Texas	5145 Industrial Way Benicia, CA 94510	94-2738636	None

Global Enercom Management, Inc.	Delaware	1220 Old Alpharetta Road, Ste. 390 Alpharetta, GA 30005	76-0598339	None

Golden State Utility Co.	Delaware	4425 Farm Supply Road Ceres, CA 95307	76-0567490	Delaware Golden State Utility Co.

H. L. Chapman Pipeline Construction, Inc.	Delaware	9250 FM 2243 Leander, TX 78641	76-0598341	DB Utilities Sullivan Welding Chapman Pipeline Construction, Inc., H.L.

InfraSource, LLC	Delaware	411 Edwardsville Road Troy, IL 62294	20-5703765	InfraSource Construction California, Inc. IUS Underground, LLC

InfraSource Construction, LLC	Delaware	4033 East Morgan Ypsilanti, MI 48197	04-3633384	IUC North Dakota, LLC InfraSource Underground Construction, LLC Trans Tech Electric

InfraSource Construction Services, LLC	Georgia	4033 East Morgan Ypsilanti, MI 48197	58-1696154	InfraSource Underground Construction Services, LLC

InfraSource Installation, LLC	Delaware	4033 East Morgan Ypsilanti, MI 48197	41-1625874	None

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
InfraSource Pipeline Facilities, Inc.	North Carolina	11712 Statesville Road Huntersville, NC 28078	56-0861169	Bradford Brothers, Incorporated

InfraSource Telecommunication Services, LLC	Delaware	219 Ruth Road Harleysville, PA 19438	26-1581998	None

InfraSource Transmission Services Company	Arizona	2800 Post Oak Blvd., Ste. 2600 Houston, TX 77056	86-0787875	InfraSource Maslonka CA, Inc.

InfraSource Underground Construction, Inc.	Delaware	4033 East Morgan Ypsilanti, MI 48197	51-0324281	IUC Michigan, Inc. IUC Texas, Inc.

InfraSource Underground Services Canada, Inc.	Delaware	2800 Post Oak Blvd., Ste. 2600, Houston, TX 77056	20-3676436	None

Intermountain Electric, Inc.	Colorado	14100 East Thirty-Fifth Place Ste. 100, Aurora, CO 80011	84-0906573	Colorado IM Electric Grand Electric Company IME

Irby Construction Company	Mississippi	817 S. State Street Jackson, MS 39201	64-0902002	Irby Construction Company, Inc. Okay Construction Company, LLC

Island Mechanical Corporation	Hawaii	91-230 Kuhela St. Kapolei, HI 96707	99-0299930	None

Lindsey Electric, L.P.	Texas	1608 Margaret Street Houston, TX 77093	02-0557008	None

Manuel Bros., Inc.	Delaware	908 Taylorville Road, Suite 104 Grass Valley, CA 95949	76-0577087	Renaissance Construction Western Directional

Mears/CPG LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mears Group, Inc.	Delaware	4500 N. Mission Road Rosebush, MI 48878	76-0612167	Mears/HDD, LLC

Mejia Personnel Services, Inc.	Texas	2800 Post Oak Blvd., Ste. 2600, Houston, TX 77056	75-2575734	None

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
M.J. Electric, LLC	Delaware	200 W. Frank Pipp Drive Iron Mountain, MI 49801	20-5565796	Great Lakes Line Builders M.J. Electric, LLC Iron Mountain Iron Mountain M.J. Electric, LLC

M.J. Electric California, Inc.	Delaware	200 W. Frank Pipp Drive Iron Mountain, MI 49801	20-5770522	None

North Houston Pole Line, L.P.	Texas	1608 Margaret Street Houston, TX 77093	74-1675857	Quanta Foundation Services Quanta Foundation Services, Limited Partnership

North Sky Communications, Inc.	Delaware	11818 SE Mill Plain Blvd., Suite 302 Vancouver, WA 98684	76-0605490	Sky Communications

PAR Electrical Contractors, Inc.	Missouri	4770 North Belleview Avenue, Ste. 300 Kansas City, MO 64116	44-0591890	Riggin & Diggin Line Construction, Inc. Computapole Union Power Construction Company Seaward Corporation Longfellow Drilling, Inc. Par Infrared Consultants

Parkside Site & Utility Company Corporation	Delaware	2229 Plainfield Pike Street Johnston, RI 02919	76-0612181	None

Parkside Utility Construction Corp.	Delaware	2229 Plainfield Pike Street Johnston, RI 02919	76-0612160	None

Pauley Construction, Inc.	Arizona	2021 W. Melinda Lane Phoenix, AZ 85027	86-0678047	None

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Potelco, Inc.	Washington	14103 8th Street East Sumner, WA 98390	91-0784248	Kingston Constructors, Inc. Kuenzi Construction, Inc. NorAm Telecommunications, Inc. Potelco, Incorporated

Price Gregory Construction, Inc.	Delaware	920 Memorial City Way, Ste. 600 Houston, TX 77024	76-0554270	None

Price Gregory International, Inc.	Delaware	920 Memorial City Way, Ste. 600 Houston, TX 77024	73-1103884	None

Professional Teleconcepts, Inc.	Illinois	Route 12 South Norwich, NY 13815	36-3785874	Professional Teleconcepts of Illinois

Professional Teleconcepts, Inc.	New York	Route 12 South Norwich, NY 13815	16-1246233	Professional Teleconcepts of New York NY Professional Teleconcepts, Inc.

Quanta Delaware, Inc.	Delaware	2800 Post Oak Blvd., Ste. 2600, Houston, TX 77056	51-6508285	None

Quanta Government Services, Inc.	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	76-0605504	None

Quanta Government Solutions, Inc.	Delaware	2800 Post Oak Blvd., Ste. 2600 Houston, Texas 77056	76-0612166	None

Quanta Power Generation, Inc.	Delaware	5445 DTC Parkway Ste. 1200 Greenwood Village, CO 80111	26-2274603	Quanta Renewable Energy Services, LLC Quanta Renewable Energy Quanta Fossil Power Quanta

Quanta Services Management Partnership, L.P.	Texas	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	76-0574732	None

Quanta Utility Installation Company, Inc.	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	76-0592449	None

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Quanta Utility Services-Gulf States, Inc.	Delaware	560 Lake Mirror Road College Park, GA 30349	76-0612175	DE Southeast Pipeline Construction, Inc

Quanta Wireless Solutions, Inc.	Delaware	5132 State Highway 12 Norwich, NY 13815	76-0605511	Advanced Technologies and Installation Corporation Conti Communications, Inc. Spectrum Construction Contracting, LLC Telecom Network Specialists, Inc.

Road Bore Corporation	Hawaii	91-230 Kuhela St. Kapolei, HI 96707	99-0299930	None

Service Electric Company	Delaware	1621 East 25th Street Chattanooga, TN 37404	76-0644270	Quanta LXVI Acquisition, Inc.

Southwest Trenching Company, Inc.	Texas	1608 Margaret St. Houston, Texas 77093	76-0106600	None

Spalj Construction Company	Delaware	22360 County Road 12 Deerwood, MN 56444	76-0567489	Span-Con of Deerwood Wilson Roadbores Dot 05 Optical Communications Smith Contracting Thorstad Brothers Tiling Tjader & Highstrom Fiber Technologies, Inc.

Sumter Utilities, Inc.	Delaware	1151 North Pike West Sumter, SC 29153	76-0577089	Sumter Builders Construction Contracting

Sunesys, LLC	Delaware	185 Titus Avenue Warrington, PA 18976	20-5565929	Sunesys, LLC of Delaware

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
The Ryan Company, Inc.	Massachusetts	15 Commerce Way Norton, MA 02766	04-2387367

Eastern Communications Corp.

The Ryan Company, Inc. of Massachusetts

The Ryan Company of Massachusetts

Ryan Company Inc. (The)

The Ryan Company Incorporated of Massachusetts

The Ryan Company Incorporated Electrical Contractors

Tjader, L.L.C.	Delaware	541 Industrial Drive New Richmond, WI 54017	76-0654709	None

Tom Allen Construction Company	Delaware	411 Edwardsville Road Troy, Illinois 62294	76-0589277	TA Construction Allen Construction Company, Tom

Trawick Construction Company, Inc.	Florida	1555 South Blvd. Chipley, FL 32428	59-0907078	InfraSource Construction Technologies Trawick Construction Co., Inc.

Underground Construction Co., Inc.	Delaware	5145 Industrial Way Benicia, CA 94510	76-0575471	Delaware Underground Construction Co. Maryland Underground Construction Co., Inc. Underground Construction Co., Inc. (Delaware) UCC-Underground Construction Co., Inc.

Utility Line Management Services, Inc.	Delaware	4770 North Belleview Avenue, Suite 300 Kansas City, Missouri 64116-2188	76-0612162	None

VCI Construction, Inc.	Delaware	1921 West Eleventh Street Upland, CA 91786	76-0589274	VCI Telcom, Inc. W.C. Communications, Inc. West Coast Communications

Winco, Inc.	Oregon	22300 NE Yellow Gate Lane Aurora, OR 97002	93-1077101	Winco Powerline Services